UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 12, 2004

VIVUS, INC
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

COMMISSION FILE NUMBER: 0–23490

DELAWARE (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	94–3136179 (I.R.S. EMPLOYER IDENTIFICATION NO.)

1172 CASTRO STREET MOUNTAIN VIEW, CA (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES	94040 (ZIP CODE)

(650) 934–5200
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST REPORT)

Item 5.  Other Events and Regulation FD Disclosure.

        On February 12, 2004, the Registrant issued a press release announcing the execution of exclusive licensing agreements with Acrux Limited, a pharmaceutical company based in Melbourne, Australia, under which VIVUS has the rights and responsibilities to develop and commercialize Testosterone MDTS® and Estradiol MDTS® in the United States for treatment of low sexual desire and menopausal symptoms, respectively. The press release is attached as exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

        On February 12, 2004, the Registrant issued a second press release announcing that the Company will hold a conference call to dicuss the licensing agreements with ACRUX. The press release is attached as exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Exhibits.

(c)

Exhibit Number	Description

99.1	Press Release dated February 12, 2004.
99.2	Press Release dated February 12, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 12, 2004

VIVUS, INC.

/s/ LARRY J. STRAUSS Larry J. Strauss Vice President and Chief Financial Officer

VIVUS, INC.

INDEX TO EXHIBITS
The following exhibits are filed herewith:

Exhibit	Description

99.1	Press Release dated February 12, 2004.
99.2	Press Release dated February 12, 2004.